                                                       ISDA(R)
                                   International Swap Dealers Association, Inc.

                                                 MASTER AGREEMENT

                                           dated as of January 30, 2007

                                                               U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT
                                                              SOLELY AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER
            CREDIT SUISSE INTERNATIONAL               and      THE POOLING SERVICING AGREEMENT FOR THE RFMSI SERIES
                                                                2007-S1 TRUST, MORTGAGE PASS-THROUGH CERTIFICATES,
                                                                                  SERIES 2007-S1
      _______________________________________                        _________________________________________
                    ("Party A")                                                     ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a)      DEFINITIONS.  The  terms  defined  in  Section  14 and in the  Schedule  will  have the  meanings  therein specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other provisions  of this Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this Master Agreement  (including the Schedule),  such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

(i)      Each party will make each payment or delivery  specified in each  Confirmation  to be made by it,  subject to the other provisions of this Agreement.

(ii)     Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant  Confirmation or otherwise pursuant to this Agreement,  in freely transferable  funds and in the manner  customary for payments in the required  currency.  Where settlement is by delivery  (that is, other than by payment),  such  delivery will be made for receipt on the due date in the  manner  customary  for  the  relevant  obligation  unless  otherwise  specified  in  the  relevant
         Confirmation or elsewhere in this Agreement.

(iii)    Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,  (2) the condition  precedent that no Early Termination Date in respect of the relevant
         Transaction  has  occurred  or  been  effectively  designated  and (3)  each  other  applicable  condition precedent specified in this Agreement.

(b)      CHANGE OF  ACCOUNT.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the  payment or delivery to which such change  applies  unless such other party gives timely  notice of a  reasonable  objection to such change.

(c)      NETTING.  If on any date amounts would otherwise be payable:--

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be  determined  in respect of all amounts  payable on the same date in the same currency in respect of such  Transactions,  regardless of whether such  amounts  are  payable in respect of the same  Transaction.  The  election  may be made in the  Schedule  or a
Confirmation  by specifying that  subparagraph  (ii) above will not apply to the  Transactions  identified as being subject to the election,  together with the starting date (in which case  subparagraph (ii) above will not, or will cease to, apply to such  Transactions  from such date).  This election may be made separately for different  groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

(i)      GROSS-UP.  All payments under this  Agreement will be made without any deduction or withholding  for or on account of any Tax unless such deduction or  withholding  is required by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue  authority,  then in  effect.  If a party  is so required to deduct or withhold, then that party ("X") will:--

(1)      promptly notify the other party ("Y") of such requirement;

(2)      pay to the relevant  authorities the full amount  required to be deducted or withheld  (including the full amount  required to be deducted or withheld from any additional  amount paid by X to Y under this
                  Section 2(d))  promptly upon the earlier of  determining  that such  deduction or  withholding is required or receiving notice that such amount has been assessed against Y;

(3)      promptly  forward to Y an official  receipt  (or a  certified  copy),  or other  documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)      if such Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment  to  which Y is  otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually  received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against  X or Y) will  equal the full  amount Y would  have  received  had no such  deduction  or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

(A)      the failure by Y to comply with or perform any agreement contained in
                      Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)      the failure of a  representation  made by Y pursuant to Section  3(f) to be accurate  and true unless such failure  would not have  occurred  but for (I) any  action  taken by a taxing  authority,  or brought in a court of  competent  jurisdiction,  on or after the date on which a  Transaction is entered  into  (regardless  of whether  such action is taken or brought  with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)     LIABILITY.  If:--

(1)      X is required by any  applicable  law, as modified by the  practice of any relevant  governmental  revenue authority,  to make any deduction or  withholding  in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then  satisfies the  liability  resulting  from such Tax, Y will promptly pay to X the amount of such  liability  (including any related  liability for interest,  but including  any  related  liability  for  penalties  only if Y has  failed to comply  with or  perform  any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      DEFAULT  INTEREST;  OTHER  AMOUNTS.  Prior  to  the  occurrence  or  effective  designation  of  an  Early
Termination  Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment obligation  will, to the extent  permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment)  on the  overdue  amount to the other  party on  demand  in the same  currency  as such overdue  amount,  for the period from (and including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the occurrence or effective  designation  of an Early  Termination
Date in respect of the relevant  Transaction,  a party defaults in the performance of any obligation required to be settled  by  delivery,  it will  compensate  the other  party on demand if and to the  extent  provided  for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party  represents  to the other party  (which  representations  will be deemed to be repeated by each party on each date on which a Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

(i)      STATUS.  It  is  duly  organised  and  validly  existing  under  the  laws  of  the  jurisdiction  of  its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)     POWERS.  It has the  power  to  execute  this  Agreement  and any  other  documentation  relating  to this
         Agreement to which it is a party, to deliver this Agreement and any other  documentation  relating to this
         Agreement  that it is required by this  Agreement  to deliver  and to perform its  obligations  under this
         Agreement  and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    NO VIOLATION OR CONFLICT.  Such  execution,  delivery and  performance do not violate or conflict with any law applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court or other  agency  of  government  applicable  to it or any of its  assets or any  contractual  restriction binding on or affecting it or any of its assets;

(iv)     CONSENTS.  All  governmental  and  other  consents  that are  required  to have been  obtained  by it with respect to this  Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      OBLIGATIONS  BINDING.  Its  obligations  under this Agreement and any Credit Support  Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their respective  terms (subject to applicable  bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting  creditors' rights generally and subject, as to enforceability,  to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      ABSENCE  OF  CERTAIN  EVENTS.  No Event of Default or  Potential  Event of Default  or, to its  knowledge,
Termination  Event with respect to it has occurred and is continuing and no such event or circumstance  would occur as a result of its  entering  into or  performing  its  obligations  under this  Agreement  or any  Credit  Support
Document to which it is a party.

(c)      ABSENCE OF  LITIGATION.  There is not pending or, to its  knowledge,  threatened  against it or any of its
Affiliates any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability  against it of this Agreement or any Credit Support  Document to which it is a party or its ability to perform its  obligations under this Agreement or such Credit Support Document.

(d)      ACCURACY OF  SPECIFIED  INFORMATION.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      PAYER TAX  REPRESENTATION.  Each  representation  specified  in the  Schedule  as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each  party  agrees  with the  other  that,  so long as  either  party has or may have any  obligation  under  this
Agreement or under any Credit Support Document to which it is a party:--

(a)      FURNISH  SPECIFIED  INFORMATION.  It  will  deliver  to  the  other  party  or,  in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule or any Confirmation; and

(iii)    upon  reasonable  demand by such other  party,  any form or document  that may be  required or  reasonably requested in writing in order to allow such other party or its Credit  Support  Provider to make a payment under this Agreement or any applicable  Credit Support  Document  without any deduction or withholding for or on  account  of any Tax or with  such  deduction  or  withholding  at a  reduced  rate  (so long as the completion,  execution or submission of such form or document would not materially  prejudice the legal or commercial  position  of the  party in  receipt  of such  demand),  with any such form or  document  to be accurate and completed in a manner  reasonably  satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date  specified  in the  Schedule or such  Confirmation  or, if none is  specified,  as soon as reasonably practicable.

(b)      MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain  in full force and effect all consents of any  governmental  or other  authority  that are  required  to be  obtained by it with  respect to this
Agreement or any Credit Support  Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)      COMPLY WITH LAWS.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      TAX  AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      PAYMENT OF STAMP TAX.  Subject  to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect  of its  execution  or  performance  of this  Agreement  by a  jurisdiction  in which  it is  incorporated, organised,  managed and  controlled,  or considered to have its seat, or in which a branch or office  through which it is acting for the purpose of this Agreement is located ("Stamp Tax  Jurisdiction")  and will indemnify the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution or  performance  of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax  Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)      EVENTS OF  DEFAULT.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes an event of default (an "Event of Default") with respect to such party:--

(i)      FAILURE TO PAY OR DELIVER.  Failure by the party to make,  when due, any payment  under this  Agreement or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)     BREACH OF AGREEMENT.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an obligation to make any payment under this Agreement or delivery  under Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or obligation under Section 4(a)(i),  4(a)(iii) or
         4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)    CREDIT SUPPORT DEFAULT.

(1)      Failure  by the  party or any  Credit  Support  Provider  of such  party to  comply  with or  perform  any agreement  or  obligation  to be  complied  with or  performed  by it in  accordance  with any Credit
              Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)      the expiration or  termination  of such Credit  Support  Document or the failing or ceasing of such Credit
              Support  Document  to be in full force and effect for the purpose of this  Agreement  (in either case other than in accordance  with its terms) prior to the  satisfaction of all obligations of such party under each  Transaction to which such Credit Support  Document relates without the written consent of the other party; or

(3)      the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     MISREPRESENTATION.  A  representation  (other than a  representation  under  Section  3(e) or (f)) made or repeated  or deemed to have been made or  repeated  by the party or any Credit  Support  Provider  of such party in this  Agreement or any Credit  Support  Document  proves to have been  incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)      DEFAULT  UNDER  SPECIFIED  TRANSACTION.  The  party,  any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect  to any  applicable  notice  requirement  or grace  period,  there  occurs  a  liquidation  of,  an acceleration of obligations under, or an early termination of, that Specified  Transaction,  (2) defaults, after  giving  effect to any  applicable  notice  requirement  or grace  period,  in making any payment or delivery due on the last payment,  delivery or exchange date of, or any payment on early  termination  of, a Specified  Transaction (or such default  continues for at least three Local Business Days if there is no applicable notice  requirement or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

(vi)     CROSS DEFAULT.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect  of such  party,  any  Credit  Support  Provider  of such  party or any  applicable
         Specified  Entity  of such  party  under one or more  agreements  or  instruments  relating  to  Specified
         Indebtedness of any of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable  Threshold  Amount  (as  specified  in the  Schedule)  which  has  resulted  in such  Specified
         Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such agreements or  instruments,  before it would  otherwise have been due and payable or (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more  payments  on the due date  thereof  in an  aggregate  amount of not less than the  applicable
         Threshold  Amount under such  agreements or  instruments  (after giving  effect to any  applicable  notice requirement or grace period);

(vii)    BANKRUPTCY.  The party,  any Credit Support  Provider of such party or any applicable  Specified Entity of such party:--

(1)      is dissolved (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes  insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due;  (3) makes a general  assignment,  arrangement  or  composition  with or for the benefit of its  creditors;  (4)  institutes  or has  instituted  against it a  proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any  bankruptcy or insolvency  law or other  similar law affecting  creditors'  rights,  or a petition is presented for its  winding-up or liquidation,  and, in the case of any such  proceeding or petition  instituted or presented  against it, such  proceeding  or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its  winding-up  or  liquidation  or (B) is not dismissed,  discharged,  stayed or  restrained  in each case  within 30 days of the  institution  or presentation  thereof;  (5) has a  resolution  passed for its  winding-up,  official  management  or liquidation (other than pursuant to a consolidation,  amalgamation or merger);  (6) seeks or becomes subject to the  appointment of an  administrator,  provisional  liquidator,  conservator,  receiver, trustee,  custodian or other  similar  official for it or for all or  substantially  all its assets;
               (7) has a secured party take  possession of all or  substantially  all its assets or has a distress, execution,  attachment,  sequestration or other legal process levied, enforced or sued on or against all or  substantially  all its assets  and such  secured  party  maintains  possession,  or any such process  is  not  dismissed,  discharged,  stayed  or  restrained,  in  each  case  within  30  days thereafter;  (8) causes or is subject to any event with  respect to it which,  under the  applicable laws of any  jurisdiction,  has an analogous effect to any of the events specified in clauses (1) to
               (7)  (inclusive);  or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)   MERGER  WITHOUT  ASSUMPTION.  The party or any  Credit  Support  Provider  of such party  consolidates  or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

(1)      the resulting,  surviving or transferee  entity fails to assume all the  obligations of such party or such
               Credit  Support  Provider  under this  Agreement or any Credit  Support  Document to which it or its predecessor was a party by operation of law or pursuant to an agreement  reasonably  satisfactory to the other party to this Agreement; or

(2)      the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the performance by such  resulting,  surviving or transferee  entity of its  obligations  under this
               Agreement.

(b)      TERMINATION  EVENTS.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an
Illegality  if the event is  specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax
Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified  pursuant to (iv) below or an  Additional  Termination  Event if the event is specified pursuant to (v) below:--

(i)      ILLEGALITY.  Due to the  adoption  of, or any  change  in,  any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority  with  competent  jurisdiction  of any applicable law after such date,  it becomes  unlawful  (other  than as a result of a breach by the party of  Section  4(b)) for such party (which will be the Affected Party):--

(1)      to perform any  absolute or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such  Transaction  or to comply with any other  material  provision  of this Agreement relating to such Transaction; or

(2)      to  perform,  or for any  Credit  Support  Provider  of such party to  perform,  any  contingent  or other obligation  which  the party (or such  Credit  Support  Provider)  has under any  Credit  Support
                  Document relating to such Transaction;

(ii)     TAX  EVENT.  Due to (x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered into  (regardless  of whether such action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party (which will be the Affected  Party) will, or there is a substantial  likelihood that it will, on the next succeeding  Scheduled  Payment Date (1) be required to pay to the other party an additional amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of interest  under Section
         2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount is  required  to be  deducted or withheld for or on account of a Tax (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e))
         and no  additional  amount is required to be paid in respect of such Tax under Section  2(d)(i)(4)  (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    TAX EVENT UPON MERGER.  The party (the "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will either (1) be required to pay an additional  amount in respect of an Indemnifiable  Tax under Section
         2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not  required  to pay an  additional  amount  (other than by reason of Section
         2(d)(i)(4)(A)  or (B)),  in either case as a result of a party  consolidating  or  amalgamating  with,  or merging with or into, or transferring all or  substantially  all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)     CREDIT  EVENT UPON MERGER.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party  ("X"),  any Credit  Support  Provider  of X or any  applicable  Specified  Entity of X consolidates  or  amalgamates  with,  or merges with or into, or transfers  all or  substantially  all its assets to,  another entity and such action does not  constitute an event  described in Section  5(a)(viii)
         but the  creditworthiness of the resulting,  surviving or transferee entity is materially weaker than that of X, such Credit Support  Provider or such Specified  Entity,  as the case may be,  immediately  prior to such action (and, in such event, X or its successor or transferee,  as  appropriate,  will be the Affected
         Party); or

(v)      ADDITIONAL  TERMINATION  EVENT. If any "Additional  Termination Event" is specified in the Schedule or any
         Confirmation  as  applying,  the  occurrence  of such event (and,  in such event,  the  Affected  Party or
         Affected  Parties  shall be as specified  for such  Additional  Termination  Event in the Schedule or such
         Confirmation).

(c)      EVENT OF DEFAULT AND  ILLEGALITY.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of Default  also  constitutes  an  Illegality,  it will be treated as an  Illegality  and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a)      RIGHT TO  TERMINATE  FOLLOWING  EVENT OF  DEFAULT.  If at any time an Event of Default  with  respect to a party (the "Defaulting Party") has occurred and is then continuing,  the other party (the  "Non-defaulting  Party")
may, by not more than 20 days notice to the Defaulting  Party  specifying the relevant Event of Default,  designate a day not  earlier  than  the day  such  notice  is  effective  as an  Early  Termination  Date in  respect  of all outstanding  Transactions.  If, however,  "Automatic Early Termination" is specified in the Schedule as applying to a party,  then an Early  Termination Date in respect of all outstanding  Transactions  will occur  immediately upon the occurrence with respect to such party of an Event of Default specified in Section  5(a)(vii)(1),  (3), (5), (6)
or, to the  extent  analogous  thereto,  (8),  and as of the time  immediately  preceding  the  institution  of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)      NOTICE.  If a  Termination  Event occurs,  an Affected  Party will,  promptly  upon becoming  aware of it, notify the other party,  specifying  the nature of that  Termination  Event and each Affected  Transaction and will also give such other  information  about that Termination Event as the other party may reasonably require.

(ii)     TRANSFER TO AVOID  TERMINATION  EVENT.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger occurs and the Burdened Party is the  Affected  Party,  the  Affected  Party will,  as a condition  to its right to  designate  an Early
         Termination  Date under Section  6(b)(iv),  use all reasonable  efforts (which will not require such party to incur a loss,  excluding  immaterial,  incidental  expenses) to transfer  within 20 days after it gives notice  under  Section  6(b)(i)  all its rights and  obligations  under this  Agreement  in respect of the
         Affected  Transactions  to another of its Offices or Affiliates so that such  Termination  Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such 20 day  period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party under this  Section  6(b)(ii)  will be subject to and  conditional  upon the prior  written  consent of the other  party,  which  consent  will not be withheld  if such other  party's policies in effect at such time would  permit it to enter into  transactions  with the  transferee  on the terms proposed.

(iii)    TWO AFFECTED  PARTIES.  If an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there are two
         Affected  Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)     RIGHT TO TERMINATE.  If:--

(1)      a transfer under Section  6(b)(ii) or an agreement  under  Section 6(b)(iii),  as the case may be, has not been effected with respect to all Affected  Transactions  within 30 days after an Affected  Party gives notice under Section 6(b)(i); or

(2)      an Illegality  under Section  5(b)(i)(2),  a Credit Event Upon Merger or an Additional  Termination  Event
                  occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either  party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax Event Upon Merger, any Affected  Party in the case of a Tax Event or an  Additional  Termination  Event if there is more than one  Affected  Party,  or the party  which is not the  Affected  Party in the case of a Credit  Event Upon
         Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing,  designate a day not earlier  than the day such notice is  effective  as an Early  Termination
         Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

(i)      If  notice  designating  an  Early  Termination  Date  is  given  under  Section 6(a)  or (b),  the  Early
         Termination  Date will occur on the date so  designated,  whether or not the relevant  Event of Default or
         Termination Event is then continuing.

(ii)     Upon the  occurrence  or  effective  designation  of an Early  Termination  Date,  no further  payments or deliveries  under Section  2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other  provisions of this Agreement.  The amount,  if any,  payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

(i)      STATEMENT.  On or as soon as  reasonably  practicable  following the  occurrence  of an Early  Termination
         Date,  each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1) showing,  in reasonable  detail,  such calculations  (including all relevant  quotations  and  specifying any amount payable under Section 6(e)) and (2) giving details of the  relevant  account  to which  any  amount  payable  to it is to be paid.  In the  absence  of  written confirmation  from the source of a quotation  obtained in determining a Market  Quotation,  the records of the party  obtaining  such  quotation  will be  conclusive  evidence of the existence and accuracy of such quotation.

(ii)     PAYMENT DATE. An amount  calculated  as being due in respect of any Early  Termination  Date under Section
         6(e) will be payable on the day that notice of the amount  payable is  effective  (in the case of an Early
         Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business Days after the day on which notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated as a result of a Termination  Event).  Such amount will be paid together with (to the extent  permitted under  applicable law) interest thereon (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early Termination Date to
         (but  excluding)  the date such amount is paid, at the Applicable  Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      PAYMENTS ON EARLY  TERMINATION.  If an Early  Termination  Date occurs,  the  following  provisions  shall apply based on the parties'  election in the Schedule of a payment  measure,  either "Market  Quotation" or "Loss", and a payment  method,  either the "First  Method" or the  "Second  Method".  If the  parties  fail to  designate a payment  measure or payment  method in the  Schedule,  it will be deemed  that  "Market  Quotation"  or the "Second
Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)      EVENTS OF DEFAULT.  If the Early Termination Date results from an Event of Default:--

(1)      First Method and Market  Quotation.  If the First Method and Market  Quotation apply, the Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive  number,  of (A) the sum of the
                  Settlement  Amount  (determined  by the  Non-defaulting  Party)  in  respect  of  the  Terminated
                  Transactions  and  the  Termination  Currency  Equivalent  of the  Unpaid  Amounts  owing  to the
                  Non-defaulting  Party over (B) the  Termination  Currency  Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)      First  Method  and Loss.  If the  First  Method  and Loss  apply,  the  Defaulting  Party  will pay to the
                  Non-defaulting  Party, if a positive number, the  Non-defaulting  Party's Loss in respect of this
                  Agreement.

(3)      Second Method and Market  Quotation.  If the Second Method and Market  Quotation  apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                  Non-defaulting  Party) in respect of the Terminated  Transactions  and the  Termination  Currency
                  Equivalent  of the Unpaid  Amounts  owing to the  Non-defaulting  Party less (B) the  Termination
                  Currency  Equivalent of the Unpaid  Amounts owing to the  Defaulting  Party.  If that amount is a positive  number,  the  Defaulting  Party  will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the  absolute  value of that amount to the
                  Defaulting Party.

(4)      Second  Method and Loss.  If the Second  Method and Loss  apply,  an amount  will be payable  equal to the
                  Non-defaulting  Party's Loss in respect of this Agreement.  If that amount is a positive  number, the Defaulting Party will pay it to the  Non-defaulting  Party; if it is a negative  number,  the
                  Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)     TERMINATION EVENTS.  If the Early Termination Date results from a Termination Event:--

(1)      One Affected Party.  If there is one Affected  Party,  the amount payable will be determined in accordance with Section 6(e)(i)(3),  if Market Quotation applies,  or Section  6(e)(i)(4),  if Loss applies, except that, in either case,  references to the Defaulting Party and to the Non-defaulting  Party will be deemed to be  references  to the  Affected  Party and the party which is not the Affected
                  Party,  respectively,  and,  if Loss  applies  and  fewer  than all the  Transactions  are  being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:--

(A)      if Market Quotation  applies,  each party will determine a Settlement  Amount in respect of the Terminated
                      Transactions,  and an amount  will be  payable  equal to (I) the sum of (a)  one-half  of the difference  between  the  Settlement  Amount of the party with the higher  Settlement  Amount
                      ("X") and the Settlement  Amount of the party with the lower Settlement  Amount ("Y") and (b)
                      the  Termination  Currency  Equivalent  of  the  Unpaid  Amounts  owing  to X less  (II)  the
                      Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)      if Loss applies,  each party will  determine its Loss in respect of this  Agreement (or, if fewer than all the  Transactions are being  terminated,  in respect of all Terminated  Transactions)  and an amount  will be payable  equal to one-half  of the  difference  between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number,  X will pay the absolute value of that amount to Y.

(iii)    ADJUSTMENT FOR BANKRUPTCY.  In circumstances  where an Early  Termination  Date occurs because  "Automatic
         Early  Termination"  applies in respect of a party, the amount  determined under this Section 6(e) will be subject  to  such  adjustments  as are  appropriate  and  permitted  by law to  reflect  any  payments  or deliveries  made by one party to the other under this  Agreement (and retained by such other party) during the period from the relevant  Early  Termination  Date to the date for payment  determined  under  Section
         6(d)(ii).

(iv)     PRE-ESTIMATE.  The  parties  agree  that if Market  Quotation  applies  an amount  recoverable  under this
         Section  6(e) is a  reasonable  pre-estimate  of loss and not a penalty.  Such  amount is payable  for the loss of bargain and the loss of protection  against future risks and except as otherwise  provided in this
         Agreement  neither  party will be entitled  to recover any  additional  damages as a  consequence  of such losses.

7.       TRANSFER

Subject to Section  6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement may be transferred  (whether by way of security or otherwise) by either party without the prior written  consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a)      PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each  payment  under this  Agreement  will be made in the relevant currency  specified in this Agreement for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation  to make payments  under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender  results in the actual  receipt by the party to which  payment is owed,  acting in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the
Contractual  Currency  of all  amounts  payable in respect of this  Agreement.  If for any reason the amount in the
Contractual  Currency so received falls short of the amount in the Contractual  Currency payable in respect of this
Agreement,  the party  required to make the payment will, to the extent  permitted by applicable  law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual  Currency so received  exceeds the amount in the Contractual  Currency payable in respect of this  Agreement,  the party  receiving  the payment  will refund  promptly the amount of such excess.

(b)      JUDGMENTS.  To the extent  permitted by applicable  law, if any judgment or order  expressed in a currency other than the  Contractual  Currency  is  rendered  (i) for the  payment  of any  amount  owing in respect of this
Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this Agreement or
(iii) in respect of a judgment  or order of another  court for the payment of any amount  described  in (i) or (ii)
above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately from the other party the amount of any shortfall of the Contractual  Currency  received by such party as a consequence of sums paid in such other currency and will  refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other  currency  if such  shortfall  or such  excess  arises or results  from any variation  between the rate of exchange at which the  Contractual  Currency is  converted  into the currency of the judgment  or order for the  purposes  of such  judgment  or order and the rate of  exchange  at which such party is able,  acting in a reasonable  manner and in good faith in converting  the currency  received into the  Contractual
Currency,  to purchase the  Contractual  Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of  exchange"  includes,  without  limitation,  any  premiums  and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      SEPARATE  INDEMNITIES.  To the extent permitted by applicable law, these indemnities  constitute  separate and  independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding any indulgence granted by the party to which any payment is owed and will not be  affected  by  judgment  being  obtained  or claim or proof  being  made for any other sums payable in respect of this Agreement.

(d)      EVIDENCE OF LOSS.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a)      ENTIRE  AGREEMENT.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      AMENDMENTS.  No amendment,  modification  or waiver in respect of this Agreement will be effective  unless in writing  (including  a writing  evidenced  by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      REMEDIES CUMULATIVE.  Except as provided in this Agreement,  the rights,  powers,  remedies and privileges provided in this  Agreement  are  cumulative  and not  exclusive of any rights,  powers,  remedies  and  privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

(i)      This  Agreement  (and each  amendment,  modification  and  waiver in respect  of it) may be  executed  and delivered  in  counterparts  (including  by  facsimile  transmission),  each of which  will be  deemed  an original.

(ii)     The  parties  intend  that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms  (whether  orally or  otherwise).  A  Confirmation  shall he entered  into as soon as practicable and may he executed and delivered in  counterparts  (including by facsimile  transmission)  or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging system,  which in each case will be sufficient  for all purposes to evidence a binding  supplement to this
         Agreement.   The  parties  will  specify  therein  or  through  another  effective  means  that  any  such counterpart, telex or electronic message constitutes a Confirmation.

(f)      NO WAIVER OF RIGHTS.  A failure or delay in  exercising  any right,  power or privilege in respect of this
Agreement  will not be presumed  to operate as a waiver,  and a single or partial  exercise of any right,  power or privilege will not be presumed to preclude any subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      HEADINGS.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a)      If Section  10(a) is  specified in the  Schedule as  applying,  each party that enters into a  Transaction through an Office  other than its head or home  office  represents  to the other party  that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or organisation of such party,  the obligations of such party are the same as if it had entered into the Transaction  through its head or home office.  This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is  specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office listed in the Schedule,  and the Office through which it makes and receives  payments or deliveries with respect to a Transaction  will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting  Party will, on demand,  indemnify  and hold  harmless the other party for and against all  reasonable out-of-pocket  expenses,  including  legal  fees and  Stamp  Tax,  incurred  by such  other  party by reason of the enforcement  and  protection  of its  rights  under this  Agreement  or any Credit  Support  Document  to which the
Defaulting Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

12.      NOTICES

(a)      EFFECTIVENESS.  Any  notice  or other  communication  in  respect  of this  Agreement  may be given in any manner  set forth  below  (except  that a notice or other  communication  under  Section 5 or 6 may not be given by facsimile  transmission  or  electronic  messaging  system)  to the  address  or number or in  accordance  with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by facsimile  transmission,  on the date that  transmission is received by a responsible  employee of the  recipient  in legible  form (it being  agreed  that the burden of proving  receipt  will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv)     if sent by  certified  or  registered  mail  (airmail,  if overseas)  or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted  delivery) or that receipt,  as applicable,  is not a Local Business
Day or that  communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      CHANGE OF  ADDRESSES.  Either  party may by notice to the other  change the  address,  telex or  facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a)      GOVERNING LAW. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)      JURISDICTION.   With   respect  to  any  suit,   action  or   proceedings   relating  to  this   Agreement
("Proceedings"), each party irrevocably:--

(i)      submits to the  jurisdiction  of the English  courts,  if this  Agreement  is  expressed to be governed by
         English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United
         States  District  Court  located  in the  Borough of  Manhattan  in New York City,  if this  Agreement  is expressed to be governed by the laws of the State of New York; and

(ii)     waives any objection  which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the  bringing of  Proceedings  in any one or more  jurisdictions  preclude the bringing of
Proceedings in any other jurisdiction.

(c)      SERVICE OF PROCESS.  Each party  irrevocably  appoints the Process Agent (if any)  specified  opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings.  If for any reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party. The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section  12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

(d)      WAIVER OF IMMUNITIES.  Each party  irrevocably  waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar  grounds from (i) suit, (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets
(whether  before or after  judgment) and (v) execution or  enforcement  of any judgment to which it or its revenues or assets  might  otherwise  be entitled  in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED  TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or
Tax Event Upon Merger,  all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE"  means,  subject to the  Schedule,  in  relation  to any  person,  any entity  controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly,  the person or any entity directly or indirectly  under  common  control  with the person.  For this  purpose,  "control"  of any entity or person  means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount under  Section 6(e) of either party from and after the date
(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in respect of all other obligations payable or deliverable (or which would have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"Change  in Tax Law"  means  the  enactment,  promulgation,  execution  or  ratification  of,  or any  change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT"  includes  a consent,  approval,  action,  authorisation,  exemption,  notice,  filing,  registration  or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT  RATE" means a rate per annum  equal to the cost  (without  proof or  evidence of any actual  cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE  TAX" means any Tax other  than a Tax that  would not be imposed in respect of a payment  under this
Agreement but for a present or former connection  between the jurisdiction of the government or taxation  authority imposing  such Tax and the  recipient of such payment or a person  related to such  recipient  (including,  without limitation,  a connection  arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having  been  organised,  present  or engaged  in a trade or  business  in such jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such  jurisdiction, but  excluding a connection  arising  solely from such  recipient or related  person  having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW"  includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL  BUSINESS  DAY"  means,  subject to the  Schedule,  a day on which  commercial  banks are open for  business
(including  dealings in foreign  exchange and foreign  currency  deposits) (a) in relation to any obligation  under
Section  2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated by reference,  in this Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different,  in the principal  financial  centre,  if any, of the currency of such  payment,  (c) in relation to any notice or other  communication,  including notice  contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means,  with respect to this  Agreement or one or more  Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction  or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the  election of such party but without  duplication,  loss or cost  incurred as a result of its terminating,  liquidating,  obtaining or reestablishing any hedge or related trading position (or any gain  resulting  from any of them).  Loss  includes  losses  and costs (or  gains) in  respect  of any  payment  or delivery  required to have been made (assuming  satisfaction of each applicable  condition  precedent) on or before the relevant Early Termination Date and not made,  except,  so as to avoid  duplication,  if Section  6(e)(i)(1) or
(3) or 6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and out-of-pocket  expenses referred to under Section 11. A party will  determine its Loss as of the relevant  Early  Termination  Date, or, if that is not reasonably  practicable,  as of the earliest date  thereafter as is reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations  of relevant  rates or prices from one or more leading  dealers in the relevant markets.

"MARKET  QUOTATION"  means,  with  respect  to  one  or  more  Terminated  Transactions  and  a  party  making  the determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an  amount,  if any,  that  would be paid to such party  (expressed  as a negative  number) or by such party
(expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit  Support  Document  with  respect to the  obligations  of such  party) and the  quoting  Reference
Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section
2(a)(i) in respect of such  Terminated  Transaction  or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early Termination Date, have

been required  after that date.  For this  purpose,  Unpaid  Amounts in respect of the  Terminated  Transaction  or group of Terminated  Transactions are to be excluded but, without  limitation,  any payment or delivery that would, but for the  relevant  Early  Termination  Date,  have been  required  (assuming  satisfaction  of each  applicable condition  precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree. The party making the  determination  (or its agent) will request each Reference  Market-maker to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as  reasonably  practicable  after  the  relevant  Early  Termination  Date.  The day and  time as of  which  those quotations  are to be obtained  will be selected in good faith by the party obliged to make a  determination  under
Section 6(e), and, if each party is so obliged,  after  consultation  with the other. If more than three quotations are  provided,  the  Market  Quotation  will  be the  arithmetic  mean of the  quotations,  without  regard  to the quotations  having the highest  and lowest  values.  If exactly  three such  quotations  are  provided,  the Market
Quotation  will be the  quotation  remaining  after  disregarding  the  highest  and  lowest  quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations shall be  disregarded.  If fewer than three  quotations  are  provided,  it will be deemed that the Market  Quotation  in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT  RATE" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the
Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL  EVENT OF DEFAULT" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE  MARKET-MAKERS"  means four leading dealers in the relevant  market selected by the party  determining a
Market  Quotation  in good faith (a) from among  dealers of the  highest  credit  standing  which  satisfy  all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT  JURISDICTION"  means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for  purposes of this  Agreement  is located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED  PAYMENT  DATE"  means a date on which a payment or delivery is to be made under  Section  2(a)(i)  with respect to a Transaction.

"SET-OFF"  means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement  to which the payer of an amount under  Section 6 is entitled or subject  (whether  arising  under this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:

(a)      the  Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss  (whether  positive or negative  and without  reference to any Unpaid  Amounts) for each
Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation cannot be determined or would not (in the  reasonable  belief of the party  making the  determination)  produce a  commercially  reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED  INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED  TRANSACTION" means, subject to the Schedule,  (a) any transaction  (including an agreement with respect thereto)  now  existing or  hereafter  entered  into  between one party to this  Agreement  (or any Credit  Support
Provider of such party or any  applicable  Specified  Entity of such  party) and the other party to this  Agreement
(or any Credit Support  Provider of such other party or any applicable  Specified Entity of such other party) which is a rate swap transaction,  basis swap,  forward rate  transaction,  commodity swap,  commodity option,  equity or equity  index  swap,  equity  or  equity  index  option,  bond  option,  interest  rate  option,  foreign  exchange transaction,  cap transaction,  floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),  (b) any combination of these  transactions and (c) any other transaction  identified as a
Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax,  levy,  impost,  duty,  charge,  assessment or fee of any nature  (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED  TRANSACTIONS"  means with respect to any Early  Termination  Date (a) if resulting  from a Termination
Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions (in either case)
in effect  immediately  before the  effectiveness  of the notice  designating  that Early  Termination Date (or, if
"Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION  CURRENCY  EQUIVALENT" means, in respect of any amount denominated in the Termination  Currency,  such
Termination  Currency  amount and, in respect of any amount  denominated in a currency  other than the  Termination
Currency  (the  "Other  Currency"),  the amount in the  Termination  Currency  determined  by the party  making the relevant  determination  as being  required to purchase such amount of such Other Currency as at the relevant Early
Termination  Date, or, if the relevant  Market  Quotation or Loss (as the case may be), is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided  below) for the purchase of such Other Currency with the Termination  Currency at or about  11:00 a.m.  (in the city in which such  foreign  exchange  agent is  located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant
Early  Termination  Date or that later date. The foreign  exchange agent will, if only one party is obliged to make a  determination  under Section  6(e), be selected in good faith by that party and otherwise  will be agreed by the parties.

"TERMINATION  EVENT"  means an  Illegality,  a Tax  Event  or a Tax  Event  Upon  Merger  or,  if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION  RATE" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID  AMOUNTS"  owing to any party means,  with respect to an Early  Termination  Date,  the aggregate of (a) in respect of all  Terminated  Transactions,  the amounts that became  payable (or that would have become  payable but for Section  2(a)(iii)) to such party under Section  2(a)(i) on or prior to such Early  Termination  Date and which remain  unpaid as at such  Early  Termination  Date and (b) in  respect of each  Terminated  Transaction,  for each obligation  under Section 2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such party on or prior to such Early  Termination  Date and which has not been so settled as at such
Early Termination Date, an amount equal to the fair market

                                                                        ISDA Master Agreement RFMSI 2007-S1

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency, of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                                         U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY,
                                                            BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST
                                                         CREATED UNDER THE POOLING SERVICING AGREEMENT FOR
                                                              THE RFMSI SERIES 2007-S1 TRUST, MORTGAGE
             CREDIT SUISSE INTERNATIONAL                     PASS-THROUGH CERTIFICATES, SERIES 2007-S1

By: /s/ Bik Kwan Chung                                  By: /s/ Michelle Moeller
Name: Bik Kwan Chung                                    Name: Michelle Moeller
Title: Authorized Signatory                             Title: Assistant Vice President

By: /s/ Steven J. Reis
Name: Steven J. Reis
Title: Authorized Signatory

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

                                          FACSIMILE COVER SHEET

To:                                 U.S. Bank National Association, not individually, but solely as trustee on behalf of the Trust created under the Pooling Servicing
                                    Agreement for the RFMSI Series 2007-S1 Trust, Mortgage Pass-Through
                                    Certificates, Series 2007-S1

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               30 January 2007

Pages (including cover page):               7

Our Reference No: External ID:  53178544N3 / Risk ID: 447636423 and 447636425

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  PLEASE ARRANGE FOR THE  CONFIRMATION TO BE SIGNED BY YOUR
AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                                FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for delivering the message to the intended  recipient,  you are hereby notified that any dissemination,  distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

                                                                                           30 January 2007

U.S. Bank National Association, not individually, but solely as trustee on behalf of the Trust created under the Pooling Servicing Agreement for the RFMSI Series 2007-S1 Trust, Mortgage Pass-Through
Certificates, Series 2007-S1

External ID: 53178544N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this  "Confirmation")  is to confirm the terms and conditions of the
Swap  Transaction  entered into  between us on the Trade Date  specified  below (the "Swap  Transaction").
This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS U.S. BANK
NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER THE
POOLING SERVICING AGREEMENT FOR THE RFMSI SERIES 2007-S1 TRUST, MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2007-S1.

1.       The  definitions  and  provisions  contained in the 2000 ISDA  Definitions  (as  published by the
         International   Swaps   and   Derivatives   Association,   Inc.)  are   incorporated   into  this
         Confirmation.  In the event of any  inconsistency  between those  definitions  and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 January  2007 as amended  and  supplemented  from time to time (the  "Agreement"), between you and us. All provisions  contained in the Agreement  govern this  Confirmation  except as expressly modified below.

         CSIN  and  Counterparty  each  represents  to the  other  that  it has  entered  into  this  Swap
         Transaction in reliance upon such tax,  accounting,  regulatory,  legal,  and financial advice as it deems necessary and not upon any view expressed by the other.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  183,945,000,  subject to  amortization  as set
                                                       out in the Additional Terms

                  Trade Date:                          27 December 2006

                  Effective Date:                      30 January 2007

                  Termination Date:                    25  September   2010  subject  to   adjustment   in
                                                       accordance  with the  Modified  Following  Business
                                                       Day Convention.

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        30 January 2007

                  Fixed Rate Payer
                  Amount:                              USD 564,000

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each month,  commencing  on 25 February
                                                       2007   and   ending   on  the   Termination   Date,
                                                       inclusive, with No Adjustment.

                  Floating Rate Payer
                  Payment Dates:                       One  Business  Day  prior  to  each  Floating  Rate
                                                       Payer Period End Date.

                  Cap Strike Rate:                     5.40%

                  Floating Rate Option:                USD-LIBOR-BBA,  subject  to  the  Maximum  Rate  of
                                                       8.90%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Act/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable

         Business Days:                                New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            As advised separately in writing

For the purpose of facilitating this  Transaction,  an Affiliate of CSIN, which is organized in the United
States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this  Transaction  and shall have no  responsibility  or liability  to the parties as a principal  with respect to this Transaction.

Credit Suisse  International  is authorized  and  regulated by the  Financial  Services  Authority and has entered into this  transaction  as principal.  The time at which the above  transaction  was executed will be notified to Counterparty on request.

                                             ADDITIONAL TERMS

-------------------------------------------------------------------------
                                               NOTIONAL AMOUNT
    CALCULATION PERIOD UP TO BUT                   (USD):
    EXCLUDING THE PERIOD END DATE
            OCCURRING ON:
-------------------------------------------------------------------------
          25-February-2007                     183,945,000.00
-------------------------------------------------------------------------
            25-March-2007                      182,771,195.19
-------------------------------------------------------------------------
            25-April-2007                      181,243,852.61
-------------------------------------------------------------------------
             25-May-2007                       179,364,413.09
-------------------------------------------------------------------------
            25-June-2007                       177,133,826.96
-------------------------------------------------------------------------
            25-July-2007                       174,553,760.44
-------------------------------------------------------------------------
           25-August-2007                      171,626,599.72
-------------------------------------------------------------------------
          25-September-2007                    168,355,452.74
-------------------------------------------------------------------------
           25-October-2007                     164,744,148.55
-------------------------------------------------------------------------
          25-November-2007                     160,797,234.31
-------------------------------------------------------------------------
          25-December-2007                     156,519,969.74
-------------------------------------------------------------------------
           25-January-2008                     153,324,583.39
-------------------------------------------------------------------------
          25-February-2008                     149,896,402.97
-------------------------------------------------------------------------
            25-March-2008                      146,242,182.23
-------------------------------------------------------------------------
            25-April-2008                      142,369,297.10
-------------------------------------------------------------------------
             25-May-2008                       138,285,728.30
-------------------------------------------------------------------------
            25-June-2008                       134,000,041.34
-------------------------------------------------------------------------
            25-July-2008                       129,521,364.46
-------------------------------------------------------------------------
           25-August-2008                      124,859,364.01
-------------------------------------------------------------------------
          25-September-2008                    120,024,217.97
-------------------------------------------------------------------------
           25-October-2008                     115,026,587.08
-------------------------------------------------------------------------
          25-November-2008                     109,877,584.11
-------------------------------------------------------------------------
          25-December-2008                     104,588,741.21
-------------------------------------------------------------------------
           25-January-2009                      99,171,975.43
-------------------------------------------------------------------------
          25-February-2009                      93,639,552.68
-------------------------------------------------------------------------
            25-March-2009                       88,004,050.05
-------------------------------------------------------------------------
            25-April-2009                       82,278,316.93
-------------------------------------------------------------------------
             25-May-2009                        76,475,434.72
-------------------------------------------------------------------------
            25-June-2009                        70,608,675.71
-------------------------------------------------------------------------
            25-July-2009                        64,807,772.09
-------------------------------------------------------------------------
           25-August-2009                       59,173,424.80
-------------------------------------------------------------------------
          25-September-2009                     53,719,708.01
-------------------------------------------------------------------------
           25-October-2009                      48,442,208.62
-------------------------------------------------------------------------
          25-November-2009                      43,336,615.96
-------------------------------------------------------------------------
          25-December-2009                      38,398,719.49
-------------------------------------------------------------------------
           25-January-2010                      33,624,406.48
-------------------------------------------------------------------------
          25-February-2010                      29,009,659.81
-------------------------------------------------------------------------
            25-March-2010                       24,550,555.71
-------------------------------------------------------------------------
            25-April-2010                       20,243,261.68
-------------------------------------------------------------------------
             25-May-2010                        16,084,034.37
-------------------------------------------------------------------------
            25-June-2010                        12,069,217.55
-------------------------------------------------------------------------
            25-July-2010                        8,195,240.08
-------------------------------------------------------------------------
           25-August-2010                       4,458,614.01
-------------------------------------------------------------------------
          25-September-2010                      855,932.64
-------------------------------------------------------------------------

Please  confirm that the foregoing  correctly  sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:  /s/ Bik Kwan Chung
                                                            Name: Bik Kwan Chung
                                                            Title: Authorized Signatory

Confirmed as of the date first written above:

U.S. Bank National  Association,  not  individually,  but solely as trustee on behalf of the Trust created under  the  Pooling  Servicing  Agreement  for the  RFMSI  Series  2007-S1  Trust,  Mortgage  Pass-Through
Certificates, Series 2007-S1

By:  /s/ Michelle Moeller
     Name: Michelle Moeller
     Title:  Assistant Vice President

Our Reference No: External ID: 53178544N3 / Risk ID: 447636423 and 447636425

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

External ID: 53101628NOV

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                                                  Registered Office as above.
                                                                  Registered with unlimited liability in England
                                                                  under No. 2500199
                                                                  Authorised and regulated by The Financial
                                                                  Services Authority
                                                                  VAT No: GB 447 0737 41

                                               FACSIMILE COVER SHEET

To:                                 U.S. Bank National Association, not individually, but solely as trustee on behalf of the Trust created under the Pooling Servicing Agreement for the
                                    RFMSI Series 2007-S1 Trust, Mortgage Pass-Through Certificates, Series 2007-S1

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               30 January 2007

Pages (including cover page):       5

Our Reference No: External ID:  53178544NOV / Risk ID: 447636423 and 447636425

Credit  Suisse  International  has entered into a transaction  with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you  agree  with the  terms  specified  therein,  PLEASE  ARRANGE  FOR THE  CONFIRMATION  TO BE  SIGNED BY YOUR
AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                                FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible for delivering the message to the intended  recipient, you are  hereby  notified  that any  dissemination,  distribution  or  copying of this  communication  is  strictly prohibited.  If you have received  this  communication  in error,  please  notify us  immediately  by telephone and return the original message to us by mail. Thank you.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                               NOVATION CONFIRMATION

Date:    30 January 2007

To:      U.S. Bank National  Association,  not  individually,  but solely as trustee on behalf of the Trust created under  the  Pooling  Servicing  Agreement  for the  RFMSI  Series  2007-S1  Trust,  Mortgage  Pass-Through
         Certificates, Series 2007-S1
To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53178544NOV
______________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and  conditions  of the  Novation  Transaction  entered into  between the parties and  effective  from the  Novation  Date  specified  below.  This  Novation  Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1.       The  definitions  and  provisions   contained  in  the  2004  ISDA  Novation   Definitions   (the
"Definitions")  and the terms and  provisions of the 2000 ISDA  definitions  (the "Product  Definitions"),  each as published  by the  International  Swaps and  Derivatives  Association,  Inc.  and  amended  from time to time,  are incorporated in this Novation  Confirmation.  In the event of any inconsistency  between (i) the Definitions,  (ii)
the Product  Definitions  and/or  (iii) the  Novation  Agreement  and this  Novation  Confirmation,  this  Novation
Confirmation  will  govern.  In the  event of any  inconsistency  between  the  Novation  Confirmation  and the New
Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

         2.       The  terms of the  Novation  Transaction  to which  this  Novation  Confirmation  relates  are as follows:

           Novation Date:                                    30 January 2007

           Novated Amount:                                   USD 183,945,000

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       RFMSI 2007-S1

           Remaining Party:                                  CSIN

           New Agreement (between  Transferee and Remaining  1992 ISDA Master Agreement dated as of
           Party):                                           30 January 2007

         3.       The  terms  of  the  Old   Transaction  to  which  this  Novation   Confirmation   relates,   for
identification purposes, are as follows:

           Trade Date of Old Transaction:                                   27 December 2006
           Effective Date of Old Transaction:                               30 January 2007
           Termination Date of Old Transaction:                             25 September 2010

         4.       The  terms of the New  Transaction  to  which  this  Novation  Confirmation  relates  shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:                                 Applicable

5.       Miscellaneous Provisions:

           Non-Reliance:                                                  Applicable

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which the above  transaction  was  executed  will be notified to the parties on request.

         The parties  confirm their  acceptance to be bound by this Novation  Confirmation  as of the Novation Date by executing a copy of this Novation  Confirmation  and returning it to us. The  Transferor,  by its execution of a copy of this  Novation  Confirmation,  agrees to the terms of the  Novation  Confirmation  as it relates to the Old
Transaction.  The Transferee, by its execution of a copy of this Novation Confirmation,  agrees to the terms of the
Novation Confirmation as it relates to the New Transaction.

Credit Suisse International

By:   /s/ Bik Kwan Chung
Name: Bik Kwan Chung
Title: Authorized Signatory

Credit Suisse Management LLC

By:  /s/ Yolanda Perez-Wilson
 Name: Yolanda Perez-Wilson
 Title:  Assistant Vice President
         Complex Product Support

U.S. Bank National Association, not individually, but solely as trustee on behalf of the Trust created under the
Pooling Servicing Agreement for the RFMSI Series 2007-S1 Trust, Mortgage Pass-Through Certificates, Series 2007-S1

By:  /s/ Michelle Moeller
 Name:   Michelle Moeller
 Title:  Assistant Vice President

Our Reference No: External ID: 53178544NOV / Risk ID: 447636423 and 447636425

                                                     EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

EXECUTION COPY
                                                                              RFMSI Series 2007-S1 Schedule

                                                     SCHEDULE
                                                      to the
                                                 MASTER AGREEMENT

                                           dated as of January 30, 2007

                                                      between

               CREDIT SUISSE INTERNATIONAL,               AND      U.S. BANK NATIONAL ASSOCIATION, not individually,
            an unlimited company incorporated                    but solely as trustee on behalf of the Trust created
           under the laws of England and Wales                    under the Pooling Servicing Agreement for the RFMSI
                       ("PARTY A")                                    SERIES 2007-S1 TRUST, Mortgage Pass-Through
                                                                             Certificates, Series 2007-S1
                                                                                      ("PARTY B")

                                                      PART 1
                                              TERMINATION PROVISIONS

In this Agreement:-

(A)      SPECIFIED ENTITY.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(B)      SPECIFIED TRANSACTION.  Shall have no meaning in relation to Party A or Party B.

(C)      CERTAIN  EVENTS OF  DEFAULT.  The  following  Events of  Default  will apply to the  parties as  specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
         Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will apply to Party B.
         Section  5(a)(iii)  (Credit  Support  Default)  will  apply to Party A and Party B (but only to the extent that Party A has Transferred Eligible Credit Support pursuant to the Credit Support Annex).
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will apply to Party B.
         Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
         Section  5(a)(vi)  (Cross  Default)  will  apply  to Party A and  will  not  apply to Party B.  "Threshold
         Amount" means, in respect of Party A, 3% of shareholders' equity of Party A.
         Section 5(a)(vii) (Bankruptcy) will apply to Party A and will not apply to Party B.
         Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will not apply to Party B.

(D)      TERMINATION  EVENTS. The "Illegality"  provision of Section 5(b)(i),  the "Tax Event" provision of Section
5(b)(ii),  the "Tax Event Upon Merger"  provision of Section 5(b)(iii) and the "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to both Party A and Party B.

(E)      AUTOMATIC EARLY TERMINATION.  The "Automatic Early  Termination"  provision of Section 6(a) will not apply to Party A or Party B.

(F)      PAYMENTS ON EARLY  TERMINATION.  For the purpose of Section 6(e),  the Second Method and Market  Quotation
will apply.

(G)      TERMINATION CURRENCY.  "Termination Currency" means United States Dollars.

(H)      ADDITIONAL TERMINATION EVENT.

         Each of the  following  shall be an  Additional  Termination  Event  with  respect  to Party B as the sole
         Affected Party:-

         (1)      TERMINATION OF TRUST.  The  termination of the obligations  and  responsibilities  of the parties to the Pooling and Servicing Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement.

         (2)      AMENDMENT  OF POOLING  AND  SERVICING  AGREEMENT.  Party B shall fail to comply with Part 5(d) of this Schedule.

         (3)      COUNTERPARTY  RATING AGENCY  DOWNGRADE.  If Party A no longer has a long-term credit rating of at least A (or its  equivalent)  from  at  least  one of the  Rating  Agencies  rating  the  Certificates  (a
         "Counterparty  Rating Agency Downgrade"),  provided that none of the following events shall occur: Party A shall, no later than the 30th day following the Counterparty  Rating Agency  Downgrade,  either (1) obtain a  substitute  Counterparty  that is a bank or other  financial  institution  that has a long-term  credit rating  of at  least  A (or  its  equivalent)  from  at  least  one  of the  Rating  Agencies  rating  the
         Certificates (the "Counterparty Rating  Requirement"),  (2) obtain a guaranty of or a contingent agreement of another person with a long-term  credit rating of at least A (or its  equivalent)  from at least one of the  Rating  Agencies  rating  the  Certificates  to  honor  Party  A's  obligations  hereunder,  (3) post collateral  under the Credit  Support  Annex  attached  hereto and made a part hereof,  or (4) restore its long-term  credit  rating  to at least A (or its  equivalent)  from at least  one of the  Rating  Agencies rating the  Certificates.  As used herein:  (i) "Moody's" means Moody's  Investors  Service,  Inc., or any successor  nationally  recognized  statistical  rating  organization,  (ii) "S&P" means  Standard & Poor's
         Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or any successor  nationally  recognized statistical  rating  organization,  (iii)  "Fitch"  means  Fitch  Ratings,  or  any  successor  nationally recognized statistical rating organization, and (iv) "Rating Agency" means Moody's, S&P, or Fitch.

         (4)      REGULATION  AB. Party A neither (a) provides Cap Financial  Disclosure  (as defined in Part 5(n))
         pursuant  to the  Indemnification  Agreement  dated as of January  26,  2007,  among  Residential  Funding
         Mortgage  Securities  I,  Inc.,  Residential  Funding  Company,  LLC  and  Party  A (the  "Indemnification
         Agreement"),  (b) assigns this Agreement in accordance  with Part 5(n) nor (c) obtains a guaranty of Party
         A's  obligations  under  this  Agreement  from an  affiliate  of Party A that is able to  comply  with the financial  information  disclosure  requirements  of Item 1115 of  Regulation  AB,  such  that  disclosure provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to Party A, and cause such  affiliate to provide Cap Financial  Disclosure.  For all purposes of this  Agreement,  Party A shall be the sole Affected Party with respect to the occurrence of a Termination  Event  described in this
         Part 1(h)(4);  provided,  however, that notwithstanding Section 6(b)(iv) of the Agreement,  either Party A or Party B may designate an Early  Termination  Date  following the  occurrence of the  Termination  Event described in this Part 1(h)(4).

                                                     PART 2
                                               TAX REPRESENTATIONS

(A)      PAYER  TAX  REPRESENTATIONS.  For the  purpose  of  Section  3(e),  Party A and  Party  B each  makes  the following representation:-

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:-

         (i)      the accuracy of any representation made by the other party pursuant to Section 3(f);

         (ii)     the  satisfaction  of the agreement of the other party  contained in Section 4(a)(i) or 4(a)(iii)
                  and the  accuracy  and  effectiveness  of any  document  provided by the other party  pursuant to
                  Section 4(a)(i) or 4(a)(iii); and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d);

         provided  that it shall not be a breach of this  representation  where  reliance is placed on clause (ii), and the other party does not  deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(B)      PAYEE TAX REPRESENTATIONS.  For the purpose of Section 3(f),

(i)      Party A makes the following representation to Party B:

(A)      Party A is entering  into each  Transaction  in the ordinary  course of its trade as, and is, a recognized
                       UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)      Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)      Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)      Party A is a partnership  that agrees to comply with any withholding  obligation under Section 1446 of the
                       Internal Revenue Code.

         (ii)     Party B makes no Payee Tax Representations.

                                                      PART 3
                                          AGREEMENT TO DELIVER DOCUMENTS

Each party agrees to deliver the following documents as applicable:-

(a)      For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

PARTY REQUIRED TO           FORM/DOCUMENT/            DATE BY WHICH TO BE
DELIVER DOCUMENT            CERTIFICATE               DELIVERED

Party A                     U.S. Internal             (i) Before the
                            Revenue Service           first Payment Date
                            Form W-8IMY or any        under this
                            successor forms           Agreement, such
                            thereto                   form to be updated
                                                      at the beginning of
                                                      each succeeding
                                                      three-calendar-year
                                                      period after the
                                                      first payment date
                                                      under this
                                                      Agreement, (ii)
                                                      promptly upon
                                                      reasonable demand
                                                      by Party B, and
                                                      (iii) promptly upon
                                                      learning that any
                                                      such Form
                                                      previously provided
                                                      by Party A has
                                                      become obsolete or
                                                      incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:-

PARTY REQUIRED TO           FORM/DOCUMENT/            DATE BY WHICH TO BE      COVERED BY SECTION
DELIVER DOCUMENT            CERTIFICATE               DELIVERED                3(D) REPRESENTATION

Party A and                 Evidence reasonably       Upon execution this      Yes
Party B                     satisfactory to the       Agreement and, if
                            other party as to         requested, upon
                            the names, true           execution of any
                            signatures and            Confirmation
                            authority of the
                            officers or
                            officials signing
                            this Agreement or
                            any Confirmation on
                            its behalf

Party A                     A copy of the             Upon request, as         Yes
                            annual report for         soon as publicly
                            such party                available
                            containing audited
                            or certified
                            financial
                            statements for the
                            most recently ended
                            financial year

Party A                     An opinion of             Upon execution of        No
                            counsel to such           this Agreement
                            party reasonably
                            satisfactory in
                            form and substance
                            to the other party
                            covering the
                            enforceability of
                            this Agreement
                            against such party

Party A                     Indemnification           Concurrently with        No
                            Agreement executed        printing of any
                            by Party A,               Prospectus
                            Residential Funding       Supplement or the
                            Mortgage Securities       Certificates to
                            I, Inc.,                  which this
                            Residential Funding       Agreement relates
                            Company, LLC with
                            respect to (i)
                            financial
                            information
                            described in Item
                            1115 of Regulation
                            AB and requested by
                            Residential Funding
                            Mortgage Securities
                            I, Inc. and (ii)
                            information
                            provided by Party A
                            for inclusion in
                            any Prospectus
                            Supplement for the
                            Certificates to
                            which this
                            Agreement relates

Party B                     Executed copies of        Not later than 15        No
                            the Pooling and           days after the
                            Servicing Agreement       Effective Date of
                            and such other            any Confirmation.
                            documents as
                            requested by Party
                            A.

Party B                     Monthly Statements,       At such times as         No
                            as set forth in           such Monthly
                            Section 4.03 of the       Statements are
                            Pooling and               required to be
                            Servicing Agreement       delivered to the
                                                      Trustee pursuant to
                                                      the Pooling  and
                                                      Servicing Agreement

Party B                     Such other                Upon request             No
                            information in
                            connection with the
                            Certificates or the
                            Pooling and
                            Servicing Agreement
                            in the possession
                            of Party B as Party
                            A may reasonably
                            request.
Party B                     Any and all               Each (i) the date        No
                            proposed and              of distribution to
                            executed amendments       the Certificates or
                            to the Pooling and        (ii) the date of
                            Servicing Agreement.      execution by Party
                                                      B, as applicable.

                                                      PART 4
                                                   MISCELLANEOUS

(A) ADDRESSES FOR NOTICES.  For the purpose of Section 12(a):-

Notwithstanding  Section 12 (a) of the  Agreement,  all  notices,  including  those to be given under  Section 5 or
Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i) (1)  Address for notices or communications to Party A:-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Global Head of OTC Operations,
                                                                      Operations Department;
                                                                (3)   General Counsel Europe -
                                                                      Legal and Compliance Department

         Telex No.:  264521                    Answerback:             CSIN G

    (2)  For the purpose of facsimile notices or communications under this Agreement:-

         Facsimile No.:    +44 (0) 207 888 2686
         Attention:        General Counsel Europe - Legal and Compliance Department

         Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

         With a copy to:

         Facsimile No. +44 (0) 207 888 3715
         Head of Credit Risk Management

         With a copy to:

         Facsimile No. +44 (0) 207 888 9503
         Global Head of OTC Operations, Operations Department.

(ii)     Address for notices or communications to Party B:-

         U.S. Bank National Association, Trustee
         Mail Code:  EP-MN-WS3D
         60 Livingston Avenue
         St. Paul, MN 55107-2292
         Attn: Structured Finance/RFMSI 2007-S1
         Tel: (651) 495 3880
         Facsimilie: (651) 495 8090

          (For all purposes.)

          (B)     PROCESS AGENT.  For the purpose of Section 13(c):-

         Party A appoints as its Process Agent:- Credit Suisse  Securities  (USA) LLC,  Eleven Madison Avenue,  New
         York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

         Party B appoints as its Process Agent:- Not Applicable.

(C)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(D)      MULTIBRANCH PARTY. For the purpose of Section 10(c):-

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(E)      CALCULATION AGENT.  The Calculation Agent is Party A.

(F)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         (i)      With respect to Party B, not applicable.

         (ii)     With respect to Party A:  the Credit Support Annex.

(G)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A: Not applicable.

         Credit Support Provider means in relation to Party B: Not applicable.

(H)      GOVERNING  LAW.  This  Agreement  and, to the fullest  extent  permitted  by  applicable  law, all matters arising out of or relating in any way to this  Agreement,  will be governed by and construed in accordance with the laws of the State of New York without  reference  to choice of law  doctrine  (other than Section
         5-1401 and Section 5-1402 of the New York General Obligations Law).

(I)      NETTING OF PAYMENTS.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(J)      AFFILIATE.  Affiliate  will have the  meaning  specified  in Section  14,  provided  that Party B shall be deemed to have no Affiliates.

(K)      JURISDICTION.  Section  13(b) is amended by (1)  deleting the "non" from the second line of clause (i) and
         (2) deleting the final paragraph.

                                                      PART 5
                                                 OTHER PROVISIONS

(A)      DEFINITIONS.  Any  capitalized  terms  used but not  otherwise  defined in this  Agreement  shall have the meanings  assigned to them (or  incorporated  by reference) in the PSA. In the event of any  inconsistency  between the terms of this Agreement and the terms of the PSA, this  Agreement  will govern.  References to the "PSA" are to the Series  Supplement  dated as of January 1, 2007 to Standard Terms of Pooling and Servicing  Agreement  dated as of November 1, 2006 (such Series  Supplement  together  with such  Standard  Terms,  the "PSA")  among  Residential
Funding Mortgage Securities I, Inc., as depositor,  Residential Funding Company, LLC, as Master Servicer,  and U.S.
Bank National Association, as trustee, as amended from time to time.

(B)      REPRESENTATIONS.  Section 3(a) of this  Agreement is hereby  amended to include the  following  additional representations after paragraph 3(a)(v):

     (vi) ELIGIBLE CONTRACT  PARTICIPANT.  It is an "eligible contract participant" as defined in section 1a(12) of the U.S. Commodity Exchange Act.

     (vii)  INDIVIDUAL  NEGOTIATION.  This  Agreement  and each  Transaction  hereunder  is subject  to  individual negotiation by the parties.

     (viii)  RELATIONSHIP  BETWEEN PARTY A AND PARTY B. Subject as provided in Part 5(f), each of Party A and Party
     B will be deemed to represent to the other on the date on which it enters into a  Transaction  or an amendment thereof  that (absent a written  agreement  between  Party A and Party B that  expressly  imposes  affirmative obligations to the contrary for that Transaction):

         (1)      PRINCIPAL.  It is acting as principal  and not as agent when  entering  into this  Agreement  and each Transaction.

         (2)      NON-RELIANCE.  Party A is acting for its own  account  and with  respect to Party B, the  Trustee is executing  this  Agreement as trustee on behalf of the Trust.  Each party has made its own  independent decisions to enter into that  Transaction and as to whether that  Transaction is appropriate or proper for it based upon its own judgment and upon advice from such  advisors as it has deemed  necessary.  It is not relying  on any  communication  (written  or  oral)  of the  other  party  as  investment  advice  or as a recommendation  to enter into that  Transaction;  it being  understood that  information and  explanations related to the terms and  conditions  of a  Transaction  shall not be  considered  investment  advice or a recommendation  to enter into that  Transaction.  No  communication  (written or oral)  received  from the other  party  shall  be  deemed  to be an  assurance  or  guarantee  as to the  expected  results  of that
         Transaction.

         (3)      EVALUATION AND  UNDERSTANDING.  It is capable of evaluating and  understanding (on its own behalf or through  independent  professional  advice),  and  understands and accepts,  the terms,  conditions and risks of this Agreement and each Transaction  hereunder.  It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

         (4)      STATUS OF PARTIES.  The other party is not acting as a fiduciary  or an advisor for it in respect of that Transaction.

         (5)      ELIGIBLE  CONTRACT  PARTICIPANT.  It is an "eligible swap participant" as such term is defined in
         Section 35.1 (b) (2) of the  regulations  (17 C.F.R.  35)  promulgated  under,  and an "eligible  contract participant" as defined in Section 1 (a)(12) of the Commodity Exchange Act, as amended.

(C)      CHANGE OF ACCOUNT.  Section  2(b) of this  Agreement is hereby  amended by the  addition of the  following after the word "delivery" in the first line thereof:-

         "to another account in the same legal and tax jurisdiction as the original account"

(D)      AMENDMENT OF THE POOLING AND SERVICING  AGREEMENT.  Party B shall not amend,  supplement,  modify or waive any  provision  of the Pooling  and  Servicing  Agreement  that  materially  and  adversely  affects the rights and interests of Party A without the prior written consent of Party A.

(E)      WAIVER OF RIGHT TO TRIAL BY JURY.  Each party waives,  to the fullest extent  permitted by applicable law, any right it may have to a trial by jury in respect of any suit,  action or proceeding  relating to this  Agreement or any Credit Support  Document.  Each party (i) certifies that no  representative,  agent or attorney of the other party or any Credit Support Provider has represented,  expressly or otherwise,  that such other party would not, in the event of such a suit action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges that it and the other party have been induced to enter into this  Agreement  and provide for any Credit  Support  Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(F)      NON-PETITION;  LIMITED RECOURSE.  Notwithstanding any other provision of this Agreement,  Party A may not, prior to the date which is one year and one day,  or if longer the  applicable  preference  period  then in effect, after  the  payment  in full of all  Certificates,  institute  against,  or join any other  Person  in  instituting
against,  the  Trust  any  bankruptcy,   reorganization,   arrangement,   insolvency,   moratorium  or  liquidation
proceedings,  or other  proceedings  under Federal,  State, or bankruptcy or similar laws.  Nothing shall preclude, or be deemed to stop,  Party A (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the applicable  preference  period then in effect,  in (A) any case or proceeding voluntarily  filed or commenced by the Trust or (B) any involuntary  insolvency  proceeding filed or commenced by a
Person  other than Party A, or (ii) from  commencing  against the Trust or any of the  Collateral  any legal action
which  is  not  a  bankruptcy,   reorganization,   arrangement,  insolvency,  moratorium,  liquidation  or  similar proceeding.  Party A further  acknowledges that Party B's obligations  hereunder shall be solely the obligations of the Trust and that  recourse in respect of any  obligations  of Party B hereunder  will be limited to assets of the
Trust as applied in accordance  with the terms of the Pooling and Servicing  Agreement and, on exhaustion  thereof, all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

(G)      TRANSFER.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated  under  Section  6(b)(ii),  in this Section 7, and Part 5(g) of the  Schedule,  and except for the assignment  by way of security in favor of the Party B under the Pooling and Servicing  Agreement,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of security or otherwise) as a whole or in part any of its  rights,  obligations  or  interests  under this  Agreement  or any  Transaction  without the prior written  consent  of the  other  party;  provided,  however,  that (i)  Party A may make  such a  transfer  of this
Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of substantially all of its assets to, another entity,  or an incorporation,  reincorporation  or  reconstitution,  and (ii) Party A may transfer this Agreement to any Person,  including,  without limitation,  another of Party A's offices, branches or affiliates  (any such Person,  office,  branch or affiliate,  a  "Transferee")  on at least five Business  Days'
prior written  notice to Party B; provided  that,  with respect to clause (ii), (A) as of the date of such transfer the  Transferee  will not be  required  to  withhold  or deduct on  account of a Tax from any  payments  under this
Agreement  unless the  Transferee  will be required  to make  payments of  additional  amounts  pursuant to Section
2(d)(i)(4)  of this  Agreement  in respect of such Tax (B) a  Termination  Event or Event of Default does not occur under  this  Agreement  as a result of such  transfer;  (C) such  notice  is  accompanied  by a written  instrument pursuant to which the Transferee  acquires and assumes the rights and  obligations of Party A so  transferred;  and
(D) Party A will be  responsible  for any costs or expenses  incurred in  connection  with such  transfer.  Party B will execute such  documentation  as is reasonably  deemed  necessary by Party A for the  effectuation  of any such transfer.

Except as specified  otherwise in the  documentation  evidencing a transfer,  a transfer of all the  obligations of
Party A made in compliance  with this Section 7 will  constitute an acceptance and  assumption of such  obligations
(and any related  interests so  transferred)  by the  Transferee,  a novation of the transferee in place of Party A with respect to such obligations (and any related  interests so transferred),  and a release and discharge by Party
B of Party A from, and an agreement by Party B not to make any claim for payment,  liability,  or otherwise against
Party A with respect to, such obligations from and after the effective date of the transfer.

In addition,  Party A may transfer this Agreement  without the prior consent of the Trustee,  on behalf of Party B, to an affiliate  that  satisfies  the  Counterparty  Rating  Requirement  or that has  furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(H)      NOTICE OF  CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each party  agrees,  upon  learning  of the  occurrence  or existence  of any event or  condition  that  constitutes  (or that with the  giving of notice or passage of time or both would  constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other party  notice of such event or  condition  (or, in lieu of giving  notice of such event or  condition  in the case of an event or condition  that with the giving of notice or passage of time or both would  constitute an Event of Default or  Termination  Event with  respect to the party,  to cause such event or  condition  to cease to exist before  becoming an Event of Default or Termination  Event);  provided that failure to provide notice of such event or condition pursuant to this Part 5(h) shall not constitute an Event of Default or a Termination Event.

(I)      REGARDING  PARTY A. Party B  acknowledges  and agrees that Party A has had and will have no involvement in and,  accordingly Party A accepts no responsibility for: (i) the establishment,  structure,  or choice of assets of the Trust;  (ii) the selection of any person  performing  services for or acting on behalf of Party B or the Trust;
(iii) the  selection  of Party A as the  Counterparty;  (iv) the terms of the  Certificates;  (v)  (subject  to the
Indemnification  Agreement) the preparation of or passing on the disclosure and other information  contained in any offering circular for the Certificates,  the Pooling and Servicing Agreement,  or any other agreements or documents used by any party in connection with the marketing and sale of the  Certificates;  (vi) the ongoing  operations and administration  of the Trust,  including the  furnishing of any  information  to Party B which is not  specifically required under this Agreement; or (vii) any other aspect of the Trust's existence.

(J)      [RESERVED].

(K)      [RESERVED].

(L)      COMMODITY  EXCHANGE  ACT.  Each party  represents  to the other  party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)      such party is an  "eligible  contract  participant"  as defined in the U.S.  Commodity  Exchange  Act (the
                  "CEA");

(ii)     neither this  Agreement nor any  Transaction  has been executed or traded on a "trading  facility" as such term is defined in the CEA; and

(iii)    such party is entering into each  Transaction  in  connection  with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(M)      TRUSTEE  CAPACITY.  It is expressly  understood  and agreed by the parties  hereto that (i) this Agreement is executed and delivered by U.S. Bank  National  Association  (the  Trustee) not  individually  or personally  but solely as  trustee  of the Trust  created  pursuant  to the PSA (the  Trust),  in the  exercise  of the  powers and authority conferred and vested in it under the PSA, (ii) each of the  representations,  undertakings and agreements herein  made on the part of the  Trust is made and  intended  not as  personal  representations,  undertakings  and agreements  by the  Trustee  but is made and  intended  for the purpose of binding  only the Trust,  (iii)  nothing herein  contained  shall be  construed  as creating  any  liability  on the part of the  Trustee,  individually  or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto and (iv) under no  circumstances  shall the Trustee be  personally  liable for the payment of any  indebtedness  or expenses  of the Trust or be liable  for the  breach or  failure of any  obligation,  representation,  warranty  or covenant  made or undertaken  by the Trust under this  Agreement or any other related  documents as to all of which recourse  shall be had solely to the assets of the Trust in accordance  with the terms of the Pooling and Servicing
Agreement.  Each party  acknowledges  that the Trustee has been directed under the Pooling and Servicing  Agreement to enter into this Agreement.

(N)      REGULATION AB. In accordance  with the  Indemnification  Agreement,  Party A may, in lieu of providing Cap
Financial  Disclosure (as defined in the  Indemnification  Agreement),  within 10 Business Days after a request for
Cap Financial Disclosure pursuant to the terms of the Indemnification  Agreement,  (i) assign this Agreement at its own cost to another  entity that has agreed to provide Cap Financial  Disclosure  with respect to itself (and which satisfies  the  Counterparty  Rating  Requirement)  or (ii) obtain a guaranty of Party A's  obligations  under this
Agreement  from an  affiliate  of  Party  A that  is able to  comply  with  the  financial  information  disclosure requirements  of Item 1115 of  Regulation  AB,  such that  disclosure  provided  in respect of the  affiliate  will satisfy any  disclosure  requirements  applicable  to Party A, and cause such  affiliate  to provide Cap  Financial
Disclosure;  provided,  that the failure of Party A to so assign or obtain a guaranty will not  constitute an Event of Default  under this  Agreement.  If Party A neither  (a)  provides  Cap  Financial  Disclosure  pursuant  to the
Indemnification  Agreement,  (b)  assigns  this  Agreement  in  accordance  with this  Part 5(n) nor (c)  obtains a guaranty of Party A's  obligations  under this Agreement from an affiliate of Party A in accordance  with this Part
5(n), an Additional Termination Event will occur as provided in Part 1(h)(4).

         IN WITNESS WHEREOF,  the parties have executed this Schedule by their duly authorized  representatives  as of the date of the Agreement.

             CREDIT SUISSE INTERNATIONAL                U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY
                                                         AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER THE POOLING
                                                           SERVICING AGREEMENT FOR THE RFMSI SERIES 2007-S1 TRUST,
                                                             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-S1

By:  /s/ Bik Kwan Chung                                 By:  /s/ Michelle Moeller
     Name: Bik Kwan Chung                                    Name: Michelle Moeller
     Title: Authorized Signatory                             Title: Assistant Vice President

By:  /s/ Steven J. Reis
     Name: Steven J. Reis
     Title: Authorized Signatory

EXECUTION COPY

                                                                                           RFMSI Series 2007-S1 CSA

                                              ELECTIONS AND VARIABLES
                                         TO THE ISDA CREDIT SUPPORT ANNEX
                                           DATED AS OF JANUARY 30, 2007
                                                      BETWEEN

           CREDIT SUISSE INTERNATIONAL,                AND    U.S. BANK NATIONAL ASSOCIATION, not individually, but
        an unlimited company incorporated                        solely as trustee on behalf of the Trust created
       under the laws of England and Wales                     under the Pooling Servicing Agreement for the RFMSI
                   ("PARTY A")                                     SERIES 2007-S1 TRUST, Mortgage Pass-Through
                                                                           Certificates, Series 2007-S1
                                                                                   ("PARTY B")

PARAGRAPH 13.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".

         The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                  (A)  "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

                  (B)  "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

                  (C)  "CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

         (ii)     ELIGIBLE  COLLATERAL.  On any date,  the  following  items will qualify as "ELIGIBLE  COLLATERAL"
         for each party:

                                                                                                   VALUATION
                                                                                                   PERCENTAGE
                 (A)         Cash                                                                     100%
                 (B)         negotiable  debt  obligations  issued after 18 July 1984 by the          100%
                             U.S.  Treasury  Department  having a  residual  on such date of less than 1 year
                 (C)         negotiable  debt  obligations  issued after 18 July 1984 by the          97%
                             U.S.  Treasury  Department  having a residual  maturity on such date equal to or greater than 1 year but less than 5 years

                 (D)         negotiable  debt  obligations  issued after 18 July 1984 by the          95%
                             U.S.  Treasury  Department  having a residual  maturity on such date equal to or greater than 5 years but less than 10 years
                 (E)         (1) Agency  Securities  having a remaining  stated maturity of up         97%
                             to ten years from the Valuation Date.  "Agency  Securities" means unsecured,  unsubordinated  negotiable debt obligations issued by
                             the  Federal  National  Mortgage   Association,   the  Government
                             National  Mortgage  Association,  the Federal Home Loan  Mortgage
                             Corporation,  or the  Federal  Home  Loan  Banks,  but  excluding
                             Interest-only and principal-only securities.

                             (2) Agency  Securities  having a  remaining  stated  maturity  of greater  than ten  years,  but not more than 30  years,  from the
                             Valuation Date.

                                                                                                       96%
                 (F)         In respect of a party,  such  other  assets as the other  party    Such    percentage
                             may from time to time  specify  in  writing  as  qualifying  as    as   shall,   from
                             Eligible  Collateral  for the  purpose of this Annex  (provided    time to  time,  be
                             that  any  such  assets  shall  cease to  qualify  as  Eligible    specified  by  the
                             Collateral  if  such  other  party  subsequently  specifies  in    other   party   as
                             writing   that  they  shall  no  longer   qualify  as  Eligible    applying  to  such
                             Collateral).  For the  avoidance  of doubt  there  are no other    Eligible
                             assets  which,  as of  the  date  of  this  Annex,  qualify  as    Collateral.
                             Eligible Collateral for either party.

                  (iii)    OTHER ELIGIBLE  SUPPORT.  With respect to a party,  such Other  Eligible  Support as the other party may from time to time specify in writing as  qualifying as "OTHER  ELIGIBLE  SUPPORT"
                  and for the  avoidance of doubt there are no items which  qualify as Other  Eligible  Support for either party as of the date of this Annex.

                  (iv)     THRESHOLDS.

(A)      "INDEPENDENT AMOUNT" means with respect to Party A and Party B: Zero.

(B)      "THRESHOLD"  means with respect to Party A: Infinity;  provided,  if Party  A's  long-term  credit  rating falls below A (or its  equivalent)  from all three of the Rating  Agencies  (as defined in the  Schedule),  then the Threshold with respect to Party A shall be zero.

                                    "THRESHOLD" means with respect to Party B:    Infinity

(C)      "MINIMUM TRANSFER AMOUNT" means with respect to Party A:$250,000.

                                    "MINIMUM TRANSFER AMOUNT" means with respect to Party B:$250,000.

(D)      ROUNDING.  The  Delivery  Amount and the Return  Amount  will be rounded up and down  respectively  to the nearest integral multiple of $10,000.

(c)               VALUATION AND TIMING.

                  (i)      "VALUATION  AGENT"  means,  for  purposes of  Paragraphs  3 and 5, the party  making the demand under  Paragraph 3; for the purposes of Paragraph  4(d)(ii),  the Secured Party  receiving the Substitute  Credit Support;  and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the  Distributions  or the Interest  Amount,  as  applicable  provided  that where there has occurred and is  continuing  an Event of Default,  Potential  Event of Default or
                  Specified  Condition  in respect of such  party it shall not be a  Valuation  Agent and the other party shall be the Valuation Agent.

                  (ii)     "VALUATION  DATE"  means the first day of each  calendar  week that is a Local  Business
                  Day which,  if treated as a Valuation  Date,  would result in a Delivery Amount or Return Amount;
                  or such other Local  Business Day that either  party may elect to  designate a Valuation  Date by notice to the Valuation Agent.

                  (iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the
                  Local Business Day before the Valuation  Date or date of  calculation,  as  applicable,  provided that the  calculations  of Value and Exposure will be made as of  approximately  the same time on the same date.

                  (iv)     "NOTIFICATION TIME" means 4:00 p.m., London time, on a Local Business Day.

(d)               CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.

                  (i)      Subject to  Paragraphs  13(d)(ii)  and  13(d)(iii),  for the  purposes of this Annex the following  events will each be a "SPECIFIED  CONDITION" for the party specified (that party being the Affected Party if the event occurs with respect to that party):

                                                                                            Party A    Party B
                           - Illegality                                                        X          X
                           - Credit Event Upon Merger                                          X
                           - Additional Termination Event(s):
                             An event which,  with the giving of notice or the passage of      X          X
                             time,  or  both,   would  constitute  one  or  more  of  the
                             foregoing events

                  (ii)     For the purposes of  sub-Paragraphs  4(a)(ii),  8(a)(2) and 8(b),  the words  "SPECIFIED
                  CONDITION" shall be deleted and the words "Termination  Event" shall be substituted  therefor and provided  further that for the purposes of Paragraph  8(b) the words "or been  designated"  shall be deleted in their entirety;

                  (iii)    For the  purposes of  sub-Paragraph  8(a)(1) the words  "SPECIFIED  CONDITION"  shall be deleted in their entirety.

(e)      SUBSTITUTION.

         (i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(II)     CONSENT.  The Pledgor  must obtain the  Secured  Party's  prior  consent to any  substitution  pursuant to
                  Paragraph  4(d) and shall give to the  Secured  Party not less than two (2) Local  Business  Days notice thereof specifying the items of Posted Credit Support intended for substitution.

         (iii)    RETURN  PROCEDURE.  In  Paragraph  4(d)(ii)  the words  "not later  than the Local  Business  Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)      DISPUTE RESOLUTION.

         (i)      "RESOLUTION TIME" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     VALUE.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of Eligible
         Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof;

                  (B)      with respect to any Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last  mid-market  price on such date for such  securities  on the principal  national  securities exchange on which such securities are listed,  multiplied by the applicable  Valuation Percentage or (y)  where  any  such  securities  are not  listed  on a  national  securities  exchange,  the mid-market  price for such  securities  quoted as at the  close of  business  on such date by any principal  market maker for such  securities  chosen by the  Valuation  Agent,  multiplied by the applicable  Valuation  Percentage  or (z) if no such bid price is listed or quoted for such date, the last  mid-market  price  listed or quoted (as the case may be), as of the day next  preceding such  date  on  which  such  prices  were  available;  multiplied  by  the  applicable  Valuation
                  Percentage;  plus (b) the  accrued  interest on such  securities  (except to the extent that such interest  shall have been paid to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

                  (C)      with  respect  to any  Eligible  Collateral  other  than Cash and  securities;  the fair market value of such Eligible  Collateral on such date,  as determined in any  reasonable  manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)    ALTERNATIVE.  The  provisions  of  Paragraph 5 will apply  provided  that the  obligation  of the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise have applied to the Transfer  pursuant to, or deemed made,  under  Paragraph 3 if no dispute had arisen.

(g)      HOLDING AND USING POSTED COLLATERAL.

         (i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS:

                  Party A: Not applicable

                  Party B or its Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph 6(b);
                  provided that

                           (1)      whichever of Party B or its Custodian that is holding Posted Collateral,  shall at all times  have a long  term debt or  deposit  rating of at least A from  Standard  &
                           Poor's Ratings  Services,  a division of  McGraw-Hill  Inc. and at least A2 from Moody's
                           Investors  Service,  Inc.  (or their  respective  successors)  and have net  capital  in excess of US$500 million;

                           (2)      the  Custodian  for Party B shall  first be approved by Party A and shall be an account holder in the U.S.  Federal Reserve System.  Initially,  the Custodian for Party
                           B is the Trustee; and

                           (3)      Party B is not a Defaulting Party.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i)      INTEREST RATE. The "INTEREST  RATE" will be the annualized  rate of return  actually  achieved on
         Posted  Collateral in the form of Cash during the relevant  Interest  Period.  Upon  direction of Party A,
         Party B shall invest Posted Collateral in the form of Cash in Permitted Investments.

         (ii)     TRANSFER OF INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount will be made on the second
         Local Business Day following the end of each calendar  month,  to the extent that a Delivery  Amount would not be created or increased by that transfer in which event such  Interest  Amount will be retained by the
         Secured  Party,  and on any Local  Business  Day on which  all  Posted  Collateral  in the form of Cash is
         Transferred to the Pledgor pursuant to Paragraph 3(b).

         (iii)    ALTERNATIVE  TO INTEREST  AMOUNT.  The  provisions  of Paragraph  6(d)(ii) will apply and for the purposes  of  calculating  the  Interest  Amount the  amount of  interest  calculated  for each day of the
         Interest Period shall be compounded daily.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

         (i)      "Value" with respect to Other  Eligible  Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

         (ii)     "Transfer"  with  respect to Other  Eligible  Support and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(k)      DEMANDS AND NOTICES.  All demands,  specifications  and notices  under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

         (i)      shall be given to or made at the following addresses:

         If to Party A:

                  Address: One Cabot Square
                                    London E14 4QJ
                                    England.

                  Telephone:        44 20 7883 5324
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         If to Party B:

                  As set forth in Part 4(a) of the Schedule;

         or at such other  address  as the  relevant  party may from time to time  designate  by giving  notice (in accordance with the terms of this paragraph) to the other party;

         (ii)     shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any  Local  Business  Day in which  event  such  notice  shall be  deemed to be effective on the next succeeding Local Business Day.

(l)      ADDRESS FOR TRANSFERS.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B:          U.S. Bank N.A.
                           ABA: 091000022
                           DDA: 173103322058
                           RE: 108786000/Burt Thompson

(m)      OTHER PROVISIONS.

         (i)      ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "EQUIVALENT  COLLATERAL" means, with respect to any security  constituting  Posted Collateral,  a security of the same issuer and, as applicable,  representing  or having the same class,  series, maturity,  interest rate,  principal amount or liquidation value and such other provisions as are necessary  for that  security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "LOCAL  BUSINESS  DAY"  means:  (i) any day on which  commercial  banks  are  open  for  business
                  (including  dealings in foreign  exchange and foreign currency  deposits) in London,  and (ii) in relation  to a Transfer  of  Eligible  Collateral,  a day on which the  clearance  system  agreed between  the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible
                  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks are open for  business  (including  dealings for foreign  exchange  and foreign  deposits) in New
                  York and such other places as the parties shall agree);

         (ii)     TRANSFER TIMING

                  (a)      Paragraph  4(b)  shall  be  deleted  and  replaced  in its  entirety  by  the  following paragraph:

                           "Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
                           Transfer  of  Eligible   Credit  Support  or  Posted  Credit  Support  is  made  by  the
                           Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second  Local  Business  Day  thereafter;  if a demand is made after the
                           Notification  Time then the relevant  Transfer  will be made not later than the close of business on the third Local Business Day thereafter."

                  (b)      Paragraph  6(d)(1)  shall be amended  so that the  reference  therein to "the  following
                  Local  Business  Day"  shall  be  replaced  by  reference  to  "the  second  Local  Business  Day thereafter".

         (iii)    EVENTS OF DEFAULT

                  Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and
                  Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days"
                  respectively, shall instead be replaced by "one Local Business Day", "three Local Business
                  Days" and "three Local Business Days" respectively.

         (iv)     HOLDING COLLATERAL.

                  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

         (v)      Notwithstanding any provision of this Annex to the contrary, Party B shall have no obligation to Transfer Eligible Credit Support under any circumstances.

(N)      TRUSTEE  CAPACITY.  It is  expressly  understood  and agreed by the parties  hereto that (i) this Annex is executed and delivered by U.S. Bank National  Association,  not in its  individual  capacity but solely as
         Trustee  for the Trust  under the  Pooling  and  Servicing  Agreement,  in the  exercise of the powers and authority  conferred  upon and  vested in it  thereunder,  (ii) each of the  representations,  warranties, covenants,  undertakings  and agreements  herein made on the part of Party B has not been made or intended as a representation,  warranty,  covenant,  undertaking or agreement by U.S. Bank National Association, in its  individual  capacity,  but is made and  intended  for the  purpose of binding  only the assets of the
         Trust  available  therefor in  accordance  with the terms of the Pooling and  Servicing  Agreement,  (iii)
         nothing herein  contained shall be construed as creating any liability on U.S. Bank National  Association, in its individual  capacity,  to perform any covenant either expressed or implied  contained  herein,  all such  liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming by, through  or  under  the  parties  hereto  and  (iv)  under  no  circumstances  shall  U.S.  Bank  National
         Association,  in its individual  capacity,  be liable for the payment of any  indebtedness  or expenses of
         Party B or be liable for the breach or failure of any  obligation,  representation,  warranty  or covenant made or  undertaken  by  Party B under  this  Annex  or any  other  related  document,  as to all of which recourse  shall be had solely to the assets of the Trust in  accordance  with the terms of the Pooling and
         Servicing  Agreement.  The parties hereto acknowledge that the Trustee has been directed under the Pooling and Servicing Agreement to enter into this Annex.

         IN WITNESS  WHEREOF,  the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

               CREDIT SUISSE INTERNATIONAL                   U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT
                                                             SOLELY AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER
                                                              THE POOLING SERVICING AGREEMENT FOR THE RFMSI SERIES
                                                           2007-S1 TRUST, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
                                                                                    2007-S1

By:  /s/ Bik Kwan Chung                                    By:  /s/ Michelle Moeller
     Name:  Bik Kwan Chung                                 Name:  Michelle Moeller
     Title:  Authorized Signatory                          Title:  Assistant Vice President
     Date:                                                 Date:

By:  /s/ Steven J. Reis
     Name:  Steven J. Reis
     Title:  Authorized Signatory
     Date: